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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				  FORM 8-K


				CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 7, 2004
						 -------------

Commission File Number 0-5544

			    OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				      OHIO
	  (State or other jurisdiction of incorporation or organization)

				   31-0783294
		      (I.R.S. Employer Identification No.)

			9450 Seward Road, Fairfield, Ohio
		    (Address of principal executive offices)

				     45014
				   (Zip Code)

				 (513) 603-2400
			 (Registrant's telephone number)


				 Not Applicable
	 (Former name or former address, if changed since last report)





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ITEM 5. Other Events
------

On April 7, 2004, Ohio Casualty Corporation (the "Company") issued a press release announcing the resignation of Senior Vice President and Chief Investment Officer Richard B. Kelly, JD, CPCU, CFA. The press release is attached hereto as Exhibit 99 and hereby incorporated by reference.



Exhibit Index
-------------

     99 Press release dated April 7, 2004 issued by the Company and posted on its website at www.ocas.com.







				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






					  OHIO CASUALTY CORPORATION
					  -------------------------
						  (Registrant)







April 7, 2004                             /s/Debra K. Crane
					  ---------------------------------
					  Debra K. Crane, Senior Vice
					  President, General Counsel and
					  Secretary




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